Angel Oak Mortgage Trust I, LLC ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of Angel Oak Real Estate Investment Trust III (the “Client”). The review included a total of 541 newly originated residential mortgage loans, in connection with the securitization identified as Angel Oak Mortgage Trust 2024-8 (the “Securitization”). The Review was conducted from January 2022 through August 2024 on mortgage loans originated between December 2021 and May 2024.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Clients prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

o	The consumer’s debt obligations, alimony, child support; and

o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Clients or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Clients.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Clients.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (541 loans in total):

Four hundred twenty-four (424) loans had CU scores of 2.5 or less or were eligible for Collateral Rep and Warranty relief.

Sixty-three (63) loans had an AVM, twelve (12) loans had Secondary Appraisals, and one hundred and eight (108) loans had a Desktop Review. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then an additional valuation product was completed. There were two (2) instances of this, and the additional valuation products supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 541 mortgage loans reviewed, four hundred eighty-eight (488) unique mortgage loans (90.20% by loan count) had a total of eight hundred twenty-five (825) tape discrepancies across nineteen (19) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Property Type	428	51.88%
Originator DTI	251	30.42%
UW FICO Utilized	39	4.73%
Qualifying Total Reserves Number of Months	22	2.67%
Qualifying All Borrower Residual Income	19	2.30%
Original CLTV	15	1.82%
Original LTV	15	1.82%
Original Amortization Term	12	1.45%
Calculated DSCR	4	0.48%
Prepayment Penalty	4	0.48%
Cash Disbursement Date	3	0.36%
Property Type	3	0.36%
Application Date	2	0.24%
Property City	2	0.24%
Property County	2	0.24%
Property Address	1	0.12%
Property Zip Code	1	0.12%
Original Term	1	0.12%
Origination Date	1	0.12%
Grand Total	825	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	401	$169,390,381.00	74.12%
Event Grade B	140	$68,396,147.00	25.88%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	541	$237,786,528.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	449	82.99%
Event Grade B	92	17.01%
Event Grade C	0	0.00%
Event Grade D	0	0.00%
Total Sample	541	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	494	91.31%
Event Grade B	47	8.69%
Event Grade C	0	0.00%
Event Grade D	0	0.00%
Total Sample	541	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	528	97.60%
Event Grade B	13	2.40%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	541	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
	A	No Credit Findings	368
		Borrower Income Verification does not match Approval	17
		Qualifying DTI exceeds Guideline Maximum Allowable	11
		Housing history does not meet guidelines	9
		Borrower Employment Verification does not meet guidelines	9
		Transmittal Summary is Partial	9
		Borrower Liabilities Verification Indicator is Partial	9
		Hazard Insurance Coverage is Not Sufficient.	8
		Liquid Reserves are less than Guidelines Required	7
		Note Document Indicator is Partial	6

Credit	CoBorrower Employment Verification does not meet guidelines	5
	Insufficient cash to close.	4
	Fraud Report Shows Uncleared Alerts	4
	Hazard Insurance Effective Date is after the Note Date	4
	Borrower Income Verification is less than 12 months	4
	Final Loan Application is Partial	3
	Borrower residency documentation not provided or issue with documentation	3
	DSCR is less than guideline minimum	3
	Underwriting FICO does not meet Guideline Minimum Required	3
	Minimum Trade Line Requirement Not Met	3
	Borrower Credit Report is Missing	2
	Underwriting LTV exceeds Guideline Maximum Allowable	2
	The Note is Incomplete	2
	Prepayment Penalty Indicator is Missing	2
	Underwriting CLTV exceeds Guideline Maximum Allowable	2
	Co-Borrower residency documentation not provided or issue with documentation	2
	Final Loan Application is Missing	2
	The Final 1003 is Incomplete	2
	Hazard Insurance Effective Date is after the Disbursement Date	2
	Potential Fraud Reflected on Fraud Report	1
	Flood Insurance Effective Date is after the Note Date	1
	Removed in favor of [3811]	1
	Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1
	Hazard Insurance Coverage is Not Sufficient	1

Hazard Insurance Indicator is Partial	1
Property is located in a FEMA disaster area	1
Borrower 1 3rd Party VOE Prior to Close Missing	1
SCIF Form Missing	1
Initial Credit Application is Partial	1
Asset Qualification Does Not Meet Guideline Requirements	1
Cash to Borrower Exceeds Maximum Allowable	1
Unresolved derogatory credit	1
Borrower 2 3rd Party VOE Prior to Close Missing	1
Executed HELOC closure letter not provided.	1
Loan amount is less than the minimum required loan amount	1
Approval/Underwriting Summary Partially Provided	1
Loan Purpose is indicated as Unavailable	1
Rent Loss Insurance Missing	1
CoBorrower Income Verification does not match Approval	1
Asset Documents are Incomplete	1
Missing legal documents for senior or subordinate lien	1
Transmittal Summary is Missing	1
Missing VOM or VOR	1
HAZARD INSURANCE CERTIFICATE MISSING	1
Borrower 2 Income Verification is less than 12 months	1
Audited DTI Exceeds Guideline DTI	1
Borrower Credit Report Indicator is Partial	1
Appraisal date is greater than 120 days from Origination date.	1

	OFAC Check was not completed/Cleared.	1
	Total Credit Grade (A) Exceptions:	537
B	Housing history does not meet guidelines	17
	Borrower Income Verification does not match Approval	9
	Underwriting CLTV exceeds Guideline Maximum Allowable	7
	Underwriting LTV exceeds Guideline Maximum Allowable	7
	Minimum Trade Line Requirement Not Met	5
	Note Document Indicator is Partial	5
	Liquid Reserves are less than Guidelines Required	5
	Borrower Employment Verification does not meet guidelines	4
	DSCR is less than guideline minimum	3
	Delinquent Credit History Does Not Meet Guideline Requirements	3
	Payment shock exceeds guideline	3
	Payment shock exceeds lender guidelines	3
	Qualifying DTI exceeds Guideline Maximum Allowable	3
	Borrower Liabilities Verification Indicator is Partial	3
	Underwriting FICO does not meet Guideline Minimum Required	2
	Unresolved derogatory credit	2
	Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	2
	Housing History Does Not Meet Guideline Requirements	2
	Loan amount is less than the minimum required loan amount	2
	Asset Documents are Incomplete	2
	Interested Party Contribution – Exceeds Guidelines	2
	Income and Employment Do Not Meet Guidelines	2

	Prepayment Penalty Indicator is Missing	1
	Is Irregular Payment Transaction is Yes	1
	Transmittal Summary is Partial	1
	Borrower 1 Total Years Employment Verified is Less Than 12 Months	1
	Loan amount is greater than the maximum loan amount allowed per guidelines	1
	Guideline Seasoning not Met	1
	CoBorrower Income Verification does not match Approval	1
	Number of Collections exceed guidelines	1
	Condo Approval Missing	1
	Overdraft/NSF Count Exceeds Tolerance	1
	Borrower does not meet residual income requirement	1
	Cash to Borrower Exceeds Maximum Allowable	1
	Downpayment source is from an unacceptable source	1
	CoBorrower Credit Report Indicator is Partial	1
	Total Credit Grade (B) Exceptions:	107
A	No Compliance Findings	424
	Higher-Priced Mortgage Loan	50
	Charges That Cannot Increase Test	15
	Charges That In Total Cannot Increase More Than 10% Test	9
	Initial Closing Disclosure Delivery Date Test	8
	Higher-Priced Mortgage Loan Test	8
	Consummation or Reimbursement Date Validation Test	4
	Reimbursement Amount Test	4
	Initial Loan Estimate Delivery Date Test (from application)	4

Compliance	TRID Monitor Timing of Disclosures Finding	3
	RESPA Homeownership Counseling Organizations Disclosure Date Test	3
	eSigned Documents Consent is Missing	3
	Affiliated Business Disclosure is Missing	3
	Bona Fide Discount Points Test	2
	Missing Credit Score Disclosure (FACTA)	2
	TX Constitution A6 Total Indebtedness Test	1
	Revised Closing Disclosure Waiting Period Required Finding	1
	Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	1
	Written List of Service Providers Disclosure Date Test	1
	TILA Finance Charge Test	1
	Qualified Mortgage APR Threshold Finding	1
	Intent to Proceed is Missing	1
	CT NPHLA Average Prime Offer Rate APR Threshold	1
	Reimbursement Amount Validation Test	1
	Missing Initial Escrow Disclosure	1
	Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
	NC RSHL Average Prime Offer Rate APR Threshold Exceeded	1
	Right to Cancel is Missing	1
	Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	1
	Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	1
	Nonprime Home Loan (Oct. 1 2009 and after)	1
	Initial Escrow Account Disclosure is Missing	1
	Per Diem Interest Amount Test	1

	MI HB 6121 Mortgage Loan Finding	1
	Total Compliance Grade (A) Exceptions:	561
B	Higher-Priced Mortgage Loan	32
	Affiliated Business Disclosure is Missing	11
	Late Fees Test	1
	Charges That Cannot Increase Test	1
	Charges That In Total Cannot Increase More Than 10% Test	1
	High-Cost Mortgage Financing of Points and Fees Test	1
	Higher-Priced Mortgage Loan Test	1
	High-Cost Mortgage Points and Fees Threshold Test	1
	NC RSHL Average Prime Offer Rate APR Threshold Exceeded	1
	TILA Finance Charge Test	1
	High-Cost Mortgage Timing of Disclosure Test	1
	High-Cost Mortgage Pre-Loan Counseling Date Test	1
	Total Compliance Grade (B) Exceptions:	53
A	No Property Findings	420
	Third Party Valuation Product Not Provided	55
	UCDP Summary Report is Missing	7
	Third party AVM Confidence Score is less than 90%	4
	Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	2
	Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	2
	Appraisal guideline violation	2
	Third Party AVM to appraised value exceeds 10% allowable variance	2
	Origination Appraisal is Partial	1

Property		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	1
		Reasonable Comps Indicator is No	1
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	1
		Condo Approval Missing	1
		Total Property Grade (A) Exceptions:	499
	B	Appraisal guideline violation	7
		Purchase Contract does not Match Appraisal	2
		Property/Appraisal General	1
		Ineligible Property	1
		Reasonable Comps Indicator is No	1
		Neighborhood Location Not Allowed for Program	1
		Total Property Grade (B) Exceptions:	13

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Clients/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and

Credit Event Grades
occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Clients review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.

Valuation Event Grades
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.